                                                              EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Experts" and "Selected Combined Financial and Other Data" and to the use of our report dated October 11, 1996, in Amendment No. 3 to the Registration Statement (Form S-1, No. 333-13985) and related Prospectus of BA Merchant Services, Inc. for the registration of shares of its Class A Common Stock.

                                          /s/ Ernst & Young LLP

San Francisco, California

December 9, 1996